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                                                                EXHIBIT 10.101.2

                     SECOND AMENDMENT TO OPERATING AGREEMENT

         This SECOND AMENDMENT TO OPERATING AGREEMENT ("Amendment") is dated as of January 2, 2002 and is being entered into by and among Azteca Production International, Inc. ("Azteca") and TAG MEX, Inc. ("TAG MEX").

         Reference is made to the Operating Agreement dated July 1, 2001 (as amended October 23, 2001) between Azteca and TAG MEX ("Operating Agreement"). (Capitalized terms used in this Amendment that are not defined in this Amendment shall have the meanings set forth in the Operating Agreement.)

         The parties hereto agree to amend and modify the Operating Agreement as follows:

         1.   MODIFIED PRINCIPAL PLACE OF BUSINESS.
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         Section 2.4 of the Operating Agreement setting forth the principal place of business of the LLC is hereby amended in its entirety to read as follows:

         The principal place of business of the LLC shall be at 3151 E. Washington Boulevard, Los Angeles, California 90023, or at such other place as a majority of the authorized number of Managers shall from time to time determine.

         2.   CHANGE OF ELECTED OFFICER.
              -------------------------

         Section 6.5.4 of the Operating Agreement setting forth the duties and powers of the Chief Executive Officer and President and electing the initial Chief Executive Officer and President of the LLC is hereby amended in its entirety to read as follows:

         Either the president or the chief executive officer of the LLC shall preside at all meetings of the Members, shall have general and active management of the business of the LLC and shall see that all orders and resolutions of the Members and the Managers are carried into effect. The president shall have an affirmative duty to adequately protect the LLC from any and all liability, including, but not limited to, acquiring appropriate insurance coverage. Eddy Yuen is hereby elected to serve as president and chief executive officer of the LLC until removed or replaced in accordance with this Agreement.

         3.   MODIFIED DUTIES AND POWERS OF CHIEF FINANCIAL OFFICER AND
              ----------------------------------------------------------
              TREASURER.
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Section 6.5.7 of the Operating Agreement, as amended, setting forth the duties and powers of the Chief Financial Officer and Treasurer, is hereby amended in its entirety to read as follows:

         The chief financial officer shall be responsible to oversee the financial and accounting conditions of the company, including the issuance of financial statements for the LLC on a monthly basis. Patrick Chow is hereby elected to serve as chief financial officer of the LLC until removed or replaced in accordance with this Agreement

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         The controller shall be responsible to keep a full and accurate set of books and perform various administrative and accounting functions as required by the chief financial officer. Wilfred Kalmar is appointed to act as the controller of the LLC until removed or replaced in accordance with this Agreement.

         The treasurer shall establish bank accounts to receive remittances and funds on behalf of the LLC. The treasurer shall make LLC funds available for the purposes of making LLC disbursements. Patrick Chow is hereby elected to serve as treasurer of the LLC until removed or replaced in accordance with this Agreement.

         4.   General. Except as herein expressly provided to the contrary, all
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the remaining terms and provisions of the Operating Agreement and related documents shall remain in full force and effect. This Amendment sets forth in full all of the representations and agreements of the parties with respect to the subject matter hereof, and supersedes all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. This Amendment may not be modified or amended, nor may any rights hereunder be waived, except in a writing signed by the parties hereto. This Amendment is being entered into, and shall be governed by the laws of the State of California.

         IN WITNESS WHEREOF, the parties hereto have caused these presents to be duly executed as of the day and year above first written.

                                        AZTECA PRODUCTION INTERNATIONAL, INC.

                                        By    /s/ Hubert Guez
                                              ---------------------------------
                                        Its   President
                                              ---------------------------------

                                        TAG MEX, INC.

                                        By    /s/ Eddy Yuen
                                              ---------------------------------
                                        Its   _________________________________